UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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IMAGE INNOVATIONS HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMAGE INNOVATIONS HOLDINGS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m. Eastern Standard Time, on Monday, December 6, 2004

Place	Image Innovations Sports & Entertainment Inc.
6091 Main Street
Tannersville, New York 12485

Items of Business	• To elect seven directors for one-year terms.
• To approve the Image Innovations Holdings Inc. 2004 Stock Option Plan, as amended.
• To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date	You are entitled to vote if you were a stockholder as of the close of business on November 10, 2004.

Voting	We urge you to read this proxy statement and vote your shares promptly, whether or not you expect to attend the meeting in person. You can vote (1) by proxy on the Internet, (2) by proxy by toll-free telephone call, (3) by proxy by signing and returning the form of proxy or voting instructions in the enclosed envelope, or (4) in person by attending the meeting. Specific instructions to be followed in order to vote on the Internet are set forth on the enclosed proxy card or voting instruction form.

By order of the Board of Directors,

Derick Sinclair
Chief Financial Officer

This notice of Annual Meeting, proxy statement and form of proxy are first being distributed on or about November 24, 2004.

IMAGE INNOVATIONS HOLDINGS INC. 432 Park Avenue South, 2nd Floor New York, New York 10016 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS DECEMBER 6, 2004

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed form of proxy because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement provides information that we are required to provide you under the rules of the Securities and Exchange Commission ("SEC") for the purpose of assisting you in voting your shares.

How can I obtain Image Innovations' Form 10-KSB?

A copy of our 2003 Form 10-KSB is enclosed. The Form 10-KSB is also available on our website, at http://www.imageiiholdings.com/investors-secfilings.shtml. Stockholders may request another free copy of the 2003 Form 10-KSB by contacting us as follows:

Image Innovations Holdings Inc.	Telephone: (604) 925-5283
Attention: Derick Sinclair	Email: dsinclair@imageii.com
432 Park Avenue South, 2 nd Floor
New York, New York 10016

We will also furnish any exhibit to the 2003 Form 10-KSB if specifically requested.

What items of business will be voted on at the Annual Meeting?

  The election of seven directors for one-year terms.

  The approval of the Image Innovations Holdings Inc. 2004 Stock Option Plan, as amended.

We will also consider any other business that is properly brought before the meeting.

How does the board recommend I vote?

Our board recommends that you vote FOR each of the director nominees and FOR approval of the 2004 Stock Option Plan.

What shares can I vote?

Our only class of stock outstanding is common stock, par value $.001 per share, with voting rights. Each share of common stock outstanding as of the close of business on the record date, November 10, 2004, is entitled to one vote on all items of business at the Annual Meeting. You may vote all shares you owned at that time, which may be (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as beneficial owner through a broker, trustee or other nominee, such as a bank. On the record date, there were 24,910,000 shares of common stock outstanding and entitled to vote. There were 342 stockholders of record on the record date and approximately 458 beneficial owners. The closing bid price of the common stock for that date, as reported by the OTC Bulletin Board, was $6.35.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a broker or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc., you are considered to be, with respect to those shares, a stockholder of record, and these proxy materials are being sent directly to you by Image Innovations. You may have certificates for those shares, or they may be registered in book-entry form. As the stockholder of record, you have the right to grant your voting proxy directly to Image Innovations' proxy holders or to vote in person at the meeting. We have enclosed (or provided electronically) a proxy card for your use.

Beneficial Owner

If your shares are held in a brokerage account or by a trustee or nominee, you are considered to be the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction form by the broker, trustee or nominee or an agent hired by the broker, trustee or nominee. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the Annual Meeting.

As a beneficial owner is not the stockholder of record, you may not vote these shares directly at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares in person at the Annual Meeting?

We will pass out a ballot to anyone who requests one at the meeting. Shares held in your name as the stockholder of record may be voted on a ballot. Shares held beneficially in street name may be voted on a ballot only if you bring a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instruction form as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those on the proxy card or voting instruction form provided.

By Internet - Stockholders or record may submit proxies from any location in the world by following the instructions on their proxy cards. Most beneficial stockholders may vote by accessing the website specified on the voting instruction forms provided by their brokers, trustees or nominees. Please check the voting instruction form for Internet voting availability.

By Telephone/Fax - Stockholders of record who live in the United States or Canada may submit proxies by following the instructions on their proxy cards. Most beneficial owners who live in the United States or Canada may vote by phone by calling the number specified on the voting instruction forms provided by their brokers, trustees or nominees.

By Mail - Stockholders of record may submit proxies by completing, signing and dating the enclosed proxy cards and mailing them in the accompanying pre-addressed envelopes. Beneficial owners may vote by completing, signing and dating the voting instruction forms provided and mailing them in the accompanying pre-addressed envelopes.

The law of Nevada, under which Image Innovations is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder. (General Corporation Law of the State of Nevada, Section 78.355(2)(b) .) The voting procedures available to stockholders of record for the Annual Meeting are designed to authenticate each stockholder by use of a Control Number, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

Are the proxy statement and annual report available electronically?

This document and the annual report (which includes the Form 10-KSB) are available on our website at www.imageiiholdings.com/investors-secfilings.shtml. Most stockholders can elect to view stockholder communications over the Internet instead of receiving paper copies in the mail. Please see the information enclosed with your proxy statement.

Can I change my vote?

If you are a stockholder of record and have submitted a proxy card, you can change your vote by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote again. You may also revoke your proxy at any time before it is voted by sending a written notice of revocation or by submitting a signed proxy bearing a later date, in either case to Transfer Online, Inc., 317 SW Alder Street, 2nd Floor, Portland, Oregon 97204. Transfer Online must receive any such revocation of proxy by 4:30 p.m., Pacific Standard Time, on December 3, 2004, for it to be effective. If you vote on the Internet and wish to change your vote, go to the Internet site, as may be applicable in the case of your earlier vote, and follow the directions for changing your vote. Transfer Online's Internet voting sites will close at 11:59 p.m. Pacific Standard Time on December 5, 2004.

For shares held beneficially, you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What is the quorum required in order to conduct business at the Annual Meeting?

A majority of the shares outstanding at the record date must be present at the meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if the stockholder attends the meeting or is represented by proxy.

What is the voting requirement to approve each of the proposals and how are votes counted?

In the election of directors, you may vote for all of the nominees or your vote may be withheld with respect to one or more of the nominees. For the other proposals, you may vote for, against or abstain. If you abstain, the abstention has the same effect as a vote against the proposal. If you provide specific instructions (mark boxes) with regard to certain proposals, your shares will be voted as you instruct. If you sign and return your proxy card or voting instruction form without giving specific instructions, your shares will be voted in accordance with the recommendations of the board (FOR all of the board's nominees and FOR approval of the 2004 Stock Option Plan). The proxy holders will vote in their discretion on any other matters that properly come before the meeting.

Our Articles of Incorporation provides that directors will be elected by a majority of the votes cast at the meeting. Approval of Proposals 2 requires the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the Annual Meeting. If you are a stockholder of record and do not return your proxy card, your shares will not be voted. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted because instructions have not been received from the beneficial owner with respect to a particular matter for which the broker or nominee does not have discretionary power to vote. Those shares will have no impact on the outcome of the proposals.

What happens if additional matters are presented at the Annual Meeting?

Other than the two proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Derick Sinclair and Michael Radcliffe, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for reelection as a director, the proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board.

What does it mean if I receive more than one set of voting materials?

It means you have multiple accounts with the transfer agent and/or with brokers and banks. Please complete, sign, date and return each proxy card and voting instruction form you receive.

Who will pay the costs of soliciting votes for the Annual Meeting?

Image Innovations is making this solicitation and will pay the entire cost of preparing, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access changes you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our directors, officers and other employees, who will not receive any additional compensation for such activities. We may also retain a proxy solicitation agent to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay the proxy solicitation agent a fee plus customary costs and expenses for these services.

We will also reimburse brokerage firms, banks, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy and solicitation materials to the beneficial owners of our common stock.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting and publish final results in our annual report on Form 10-KSB for the fiscal year 2004. That Form 10-KSB, and all other financial reports filed with the SEC, can be read at our website, www.imageiiholdings.com.

Is a list of stockholders entitled to vote at the meeting available?

The list of stockholders of record as of the record date will be available at the Annual Meeting. It will also be available Monday through Friday, from November 26, 2004 through December 3, 2004, between the hours of 9 a.m. and 5 p.m., local time, at our offices located at 432 Park Avenue South, 2nd Floor, New

York, New York 10016. A stockholder of record of our common stock may examine the list for any purpose germane to the Annual Meeting.

What is the deadline to propose actions for consideration at next year's Annual Meeting?

Our stockholders may submit proposals on matters appropriate for stockholder action at our Annual Meetings consistent with regulations adopted by the SEC and our By-Laws. For proposals under the SEC's Rule 14a-8 to be considered for inclusion in our proxy statement and form of proxy relating to our 2005 Annual Meeting, the Corporate Secretary must receive them not later than August 24, 2005. Stockholder proposals for other business matters to be conducted at the meeting or nominations of persons to serve as directors of Image Innovations Holdings, must be received not later than October 10, 2005. Nomination of directors is discussed further below under the heading "Corporate Governance – Structure of the Board of Directors and Committees."

Proposals should be directed to the attention of the Corporate Secretary of Image Innovations Holdings Inc. at 432 Park Avenue South, 2nd Floor, New York, New York 10016. You may also obtain a copy of the ByLaw provisions regarding these requirements by writing to the Corporate Secretary at that address.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the 2004 Annual Meeting, please promptly vote your shares on the Internet, by telephone, or by completing, signing, and dating your enclosed proxy or vote instruction form and returning it in the enclosed envelope.

CORPORATE GOVERNANCE

Structure of the Board of Directors and Committees

               Our board of directors currently has seven members, each of whom is elected to serve a one-year term at each Annual Meeting. The board has two standing committees, the Audit Committee and the Compensation Committee.

               Our board of directors has not established a nominating committee, nor did it adopt a nominating committee charter. Our board believes that its size negates the need for establishing a separate nominating committee. However, all of our board's nominees for election as directors of our company are approved by our directors who meet the definition of "independent" under the American Stock Exchange listing standards. Our independent directors will consider recommendations for election as directors submitted by our stockholders. These recommendations will be discussed at board meetings and appropriate candidates will be invited to meet with our independent directors and entire board to discuss their qualifications for serving on our board. Our board has not established minimum qualifications for candidates recommended by our stockholders. Any determination to include a stockholder-recommended candidate as a board nominee remains a subjective determination to be made by our independent directors.

Availability of Information and Communications with the Board

               Stockholders wishing to communicate to our board, other than to submit proposals for action at meetings of our stockholders pursuant to SEC Rule 14a-8, should do so in writing, addressed to Derick Sinclair, c/o Image Innovations Holdings Inc., 432 Park Avenue South, 2nd Floor, New York, New York 10016. The envelope delivering such written communications should be marked "Stockholder Communication."

Meetings of the Board

               Our board of directors held one formal meeting during our fiscal year ended December 31, 2003 and took action by unanimous written consent on seven occasions. Each member of our board of directors attended the meeting of our board held during our fiscal year ended December 31, 2003.

               Our board has not established any procedure with respect to director attendance at our annual meetings of stockholders.

               Audit Committee. The Audit Committee was established on March 15, 2004. Accordingly, there were no meetings of the Audit Committee during the fiscal year ended December 31, 2003. The Audit Committee consists of three non-management directors. The current members are David Whittle (Chairman), Arthur Gononsky, and Jack Jacobs.

               The Audit Committee evaluates the performance of the independent auditors, who report directly to the Committee, and has the responsibility to retain or to terminate the independent auditors. The Audit Committee reviews and discusses with the independent auditors and with management the annual audited consolidated financial statements and the quarterly financial statements, the activities of our internal auditors, and the adequacy of our system of internal controls and procedures. The Audit Committee pre-approves fees paid to the independent auditors for their annual audit and reviews, and pre-approves, where appropriate, significant nonaudit services to be provided by such auditors. The Audit Committee reviews with management and discusses proposed earnings releases and information to be provided to financial analysts and securities rating agencies.

               A copy of the Audit Committee Charter is appended to this Proxy Statement as Exhibit A.

               Compensation Committee. The Compensation Committee was formed on August 30, 2004. Accordingly, there were no meetings of the Compensation Committee during the fiscal year ended December 31, 2003. The Compensation Committee consists of three non-management directors. The current members are Jack Jacobs (Chairman), David Whittle, and Arthur Gononsky.

               The Compensation Committee recommends to the Board policies for executive compensation and approves the remuneration of all our officers. It also administers our employee stock incentive plan.

               A copy of the Compensation Committee Charter is appended to this Proxy Statement as Exhibit B.

Director Compensation Policies

               Non-employee directors are entitled to receive an annual fee for board service of $10,000 and an attendance fee of $1,000 for each meeting of our board and $500 for each meeting of a committee of our board on which the director serves. Each outside director who serves as chairman of a board committee is entitled to receive an additional annual fee of $1,500. Directors are reimbursed for travel and other expenses incurred for the purpose of attending meetings of the board and its committees. In addition, our non-employee directors each received a ten-year option to purchase 10,000 shares of our common stock upon becoming a director. The exercise price for these options is the closing price on the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               Except as described below, none of the following parties has, during the last two years, had any material interest, direct or indirect, in any transaction with our company or in any presently proposed transaction that has or will materially affect us:

  Any of our directors or officers;

  Any person proposed as a nominee for election as a director;

  Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

  Any of our promoters;

  Any relative or spouse of any of the foregoing persons who has the same house as such person.

               HE Capital

               As of December 31, 2003, H.E. Capital S.A. ("H.E. Capital") was the owner of more than 5% of our common stock. H.E. Capital originally agreed to advance up to $500,000 to our subsidiary Image Innovations, Inc. in order to finance the start-up of our business operations pursuant to a loan agreement between H.E. Capital and Image Innovations, dated January 14, 2003. Image Innovations entered into an amendment to the loan agreement with H.E. Capital on November 5, 2003, whereby H.E. Capital agreed to advance up to $1,000,000 under the terms of the loan agreement. H.E. Capital had advanced to Image Innovations a total of $1,075,704 as of December 31, 2003, and $175,704 was payable to H.E. Capital S.A. as of December 31, 2003. The loans bore interest at the rate of 9% per annum and were repayable upon demand. The loans were secured by a general security agreement granted by Image Innovations against all of its assets.

               On December 29, 2003, we completed a private placement with H.E. Capital whereby we sold 1,200,000 units at a price of $0.75 per unit for a purchase price of $900,000. The purchase price for the units was paid for by cancellation of indebtedness in the amount of $900,000 owed by Image Innovations to H.E. Capital. Each unit consisted of one common share and one common share purchase warrant. Each common share purchase warrant entitles the warrant holder to purchase one common share at a price of $1.50 per share until December 29, 2005.

               On March 4, 2004, we completed a private placement with H.E. Capital whereby we sold 400,000 units at a price of $1.50 per unit for a purchase price of $600,000. The purchase price for the units was paid for by cancellation of indebtedness in the amount of $400,000 owed by Image Innovations to H.E. Capital and the additional advance of $200,000 to us. Each unit consisted of one common share and one common share purchase warrant. Each common share purchase warrant entitles the warrant holder to purchase one common share at a price of $2.00 per share until March 4, 2006.

               On September 30, 2004 H.E. Capital exercised 600,000 warrants to purchase 600,000 restricted Common Shares. The Purchase Price was paid by H.E. Capital by cancellation of $900,000 of indebtedness of Image Innovations to H.E. Capital.

               On September 30, 2004 H.E. Capital terminated the loan agreement with Image Innovations in favor of a new loan agreement between us and with H.E Capital for a secured loan of up to $5 million, bearing interest at 9% per annum and due upon demand by H.E. Capital. The loan is secured by a general security interest in all of our assets.

               There is no assurance that H.E. Capital S.A. will advance any additional amounts in order to fund our business or that they will not demand repayment.

               MDK Sports

               Image Innovations Sports & Entertainment Inc., one of our subsidiaries, acquired all of the celebrity memorabilia inventory owned by MDK Sports & Entertainment Inc. during our first quarter of

2004. The acquisition of these assets was completed pursuant to an asset purchase agreement dated March 4, 2004 between us, Image Innovations Sports & Entertainment and MDK Sports (the "Asset Purchase Agreement"). As consideration of the sale, transfer and assignment of certain assets by MDK Sports to Image Innovations Sports & Entertainment, we issued to MDK Sports an aggregate of 4,000,000 restricted shares of our common stock on closing.

               We also agreed to deliver to MDK Sports additional shares of our common stock upon achievement of certain milestones set forth in the Asset Purchase Agreement. On September 30, 2004, we, Image Innovations Sports & Entertainment and MDK Sports reached an agreement that the additional shares issuable under the Asset Purchase Agreement would not be issued and that we and Image Sports & Entertainment would have no further obligations to MDK Sports under such Agreement.

               Image Innovations Sports & Entertainment has entered into consultant agreements with each of Michael Radcliffe, Dennis Radcliffe and Kenneth Radcliffe, who were stockholders of MDK Sports. Each consultant agreement requires the consultant to use his experience in the sports and entertainment field and (i) create new projects and identify new products in order to increase the distribution of Image Innovations Sports & Entertainment; (ii) to bring new artists and sports figures to Image Innovations Sports & Entertainment; (iii) to organize manage and attend events and exhibitions; and (iv) to conduct silent auctions of the products of Image Innovations Sports & Entertainment. The consultant agreements terminated on June 30, 2004. Each of Michael Radcliffe, Dennis Radcliffe and Kenneth Radcliffe are now our employees.

PROPOSAL 1: ELECTION OF DIRECTORS

               Our board of directors currently has seven members, each of whom is elected to serve a one-year term at each Annual Meeting.

               The following information provides the age, business experience, and board committee membership of the nominees for election and the directors continuing in office after the Annual Meeting. All seven nominees have consented to being named as such in this proxy statement and have agreed to serve if elected. If, as a result of circumstances not presently known, any or all of such nominees declines or is unable to serve as a director, proxies will be voted for the election of such other person or persons as the board of directors may select, or the number of authorized directors may be reduced.

               Derick Sinclair, age 48. Mr. Sinclair has been our chief financial officer and a director since February 24, 2004. Mr. Sinclair was president, secretary and treasurer of Busanda Explorations Inc., now Image Innovations Holdings Inc., from its inception in 1998 to June 30, 2003. From December 2003 until February 2004, Mr. Sinclair was self-employed as a financial consultant. From March 1998 until December 2003, he was the President of Natalma Industries Inc., a publicly-traded exploration stage mining company quoted on the OTCBB:NTAL. From March, 1996 to November 2003, he was chief financial officer and Vice President of Administration for Navigata Communications Inc, formerly RSL COM Canada Inc., and Westel Telecommunications in Vancouver, B.C. Based in North Vancouver, British Columbia with regional offices in Ontario, Quebec and Alberta, Navigata is a communications company providing data and voice services. Mr. Sinclair received a Bachelors Degree in Commerce from the University of Windsor, Canada in 1982 and has been a member of the Institute of Chartered Accountants of British Columbia since 1985.

               Alain Kardos, age 47. Mr. Kardos has been our president and a director since July 14, 2003. Mr. Kardos has been our chief executive officer since December 1, 2003. Mr. Kardos has been the president and a director of Image Innovations, our wholly-owned subsidiary, since January 14, 2003 and its chief executive officer since December 1, 2003. He has indicated that he intends to resign from his positions as an employee of the Image Innovations Holdings and our subsidiaries when suitable replacements are identified. From August 2002 to December 2002, he was an executive vice-president of RedCell Battery Corp. of Vancouver, British Columbia. From April 2001 until August 2002, Mr. Kardos served as president and chief executive officer of Fibre Crown Manufacturing, a Vancouver based company. Mr. Kardos was vice-president of AVCAN Systems Corp. from June 1999 to February 2001. Mr. Kardos graduated from the Montreal Institute of Technology.

               Michael Radcliffe, age 34. Mr. Radcliffe is one of our directors and is the chief operating officer of Image Innovations Sports & Entertainment. Mr. Radcliffe joined us following the acquisition of the operations and inventory of MDK Sports on March 5, 2004. Mr. Radcliffe has been self-employed over the last 15 years in the sports and entertainment industry. Along with creating many significant relationships with athletes and celebrities, he has successfully developed and launched many innovative products. He has been the CEO of several private companies that he has helped become public companies. Currently, Mr. Radcliffe is working with many fine artists to increase our revenue base by finding new distribution channels and creating new products based on the work of such artists. Mr. Radcliffe was a principal of MDK Sports prior to March 5, 2004.

               James Armenakis, age 62. Mr. Armenakis joined the company as a director on March 15, 2004. Mr. Armenakis is an attorney admitted to the practice of law in the states of New York and South Carolina and has been a partner in the law firm of Armenakis & Armenakis in New York, New York since 1989. He is a graduate of New York University Law School where he received an LLM in International Law. He has specialized in international transactions, litigation, mergers and acquisitions and negotiation of complex transnational, commercial and real estate transactions. His responsibilities have included advising and restructuring companies and their operations in the United States, Canada and Europe. He has sat on a number of public and private boards of directors.

               David Whittle, age 40. Mr. Whittle joined the company as a director on March 15, 2004. Since August 2004, Mr. Whittle has served as the Chief Financial Officer of Hillsborough Resources Limited, a mining company based in Vancouver, Canada. From October 2002 until August 2004, he was a partner in Gregory, Whittle & Associates, an accounting firm in Port Moody, B.C. From July 2000 to October 2002, Mr. Whittle was self-employed as a charted accountant. From 1994 to 2000, Mr. Whittle was the President and Chief Executive Officer of Glenmore Highlands, Inc., a mineral exploration company in Vancouver, B.C. Mr. Whittle graduated from the University of British Columbia and received a certified accounting designation from the Institute of Chartered Accountants of British Columbia.

               Jack Jacobs, age 59. Mr. Jacobs joined the company as a director on September 7, 2004. Since June 1996, Mr. Jacobs has been a principal of The Fitzroy Group, a firm that specializes in the development of residential real estate in London. Since October 2001, Mr. Jacobs has also served as an on-camera military and political analyst for NBC News. Mr. Jacobs received a Bachelor's degree and Master's degree from Rutgers University. He is a trustee of Aegis Investments. Mr. Jacobs received three bronze stars, two Silver Stars and the Congressional Medal of Honor for his service in the U.S. Army.

               Arthur Gononsky, age 66. Mr. Gononsky joined the company as a director on September 23, 2004. Since January 1964, Mr. Gononsky has been the President and Chairman of the Board of Directors of Cementex Latex Corporation, a New York company which imports and compounds natural latex and distributes polyurethane and silicone rubber compounds. Since January 1964, he has also been the President and Chairman of the Board of Directors of Standard Screen Supply Corporation, a New York company which manufactures screen printing supplies. Mr. Gononsky has also been the President and Chairman of the Board of Directors of Active Process Supply Co., Inc., a New York company which imports and distributes bolting cloth and stencil silk since January 1964. Mr. Gononsky received his Bachelor's degree from Yeshiva University and his Master's degree from New York University.

RECOMMENDATION

The board of directors unanimously recommends that you vote FOR the election of Mr. Sinclair, Mr. Kardos, Mr. Radcliffe, Mr. Armenakis, Mr. Whittle, Mr. Jacobs and Mr. Gononsky to our board of directors.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth certain information concerning the number of shares of our common stock beneficially owned, as of November 10, 2004 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our common stock, (ii) each of our directors, (iii) each person proposed to be appointed as a director and (iv) all officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

               The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and is not necessarily indicative of beneficial ownership for any other purpose. Shares of common stock that a person has a right to acquire within 60 days are deemed outstanding for purposes of computing the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. We based our calculation of the percentage owned on 24,910,000 shares outstanding on November 10, 2004. The address of each of the Directors and executive officers listed below is c/o Image Innovations Holdings Inc., 432 Park Avenue South, 2nd Floor, New York, New York 10016.

	Amount and Nature of	Percent
Name and Address of Beneficial Owner	Beneficial Ownership	of Class

Alain Kardos	900,000 (1)	3.6%

Derick Sinclair	150,000 (2)	*

Michael Radcliffe	215,000 (3)	*

James Armenakis	50,100 (4)	*

David Whittle	75,000 (5)	*

Jack Jacobs	10,000 (6)	*

Arthur Gononsky	115,000 (7)	*

All directors and executive officers as a group (7 persons)	1,515,100 (8)	5.9%
_______________

*	Represents less than 1% of our outstanding common stock.

(1)	Includes 200,000 shares issuable upon the exercise of presently exercisable options.

(2)	Includes 150,000 shares issuable upon the exercise of presently exercisable options.

(3)	Includes 75,000 shares issuable upon the exercise of presently exercisable options.

(4)	Includes 50,000 shares issuable upon the exercise of presently exercisable options.

(5)	Represents 75,000 shares issuable upon the exercise of presently exercisable options.

(6)	Represents 10,000 shares issuable upon the exercise of presently exercisable options.

(7)	Includes 10,000 shares issuable upon the exercise of presently exercisable options, 2,000 shares held by a profit sharing plan over which Mr. Gononsky has voting control, and 1,000 shares held by a family trust, over which Mr. Gononsky has voting control.

(8)	Includes 570,000 shares issuable upon the exercise of presently exercisable options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2003, all such filing requirements applicable to our officers and directors were complied with except as follows: Alain Kardos filed one late report relating to one transaction; Clifford Wilkins, a former director and our former Chief Executive Officer, filed one late report relating to one transaction; Christopher Smith, a former director and our former Chief Financial Officer, filed one late report relating to one transaction.

INDEPENDENT AUDITORS

               Clyde Bailey, P.C., audited our financial statements for the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, and has been our independent public accountants since inception March 3, 1998. Clyde Bailey, P.C. has no financial interest, either direct or indirect, in our company. The Audit Committee has not yet selected independent accountants to audit our financial statements for the fiscal year ending December 31, 2004. It was the determination of the Audit Committee that we should not be obligated at this time to retain a specific firm of independent accountants.

               No representative of Clyde Bailey, P.C. is expected to attend the Annual Meeting or to make a statement or respond to questions from stockholders.

               In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by Clyde Bailey, P.C. for our company in 2003, within and outside the scope of their quarterly and annual auditing function. Clyde Bailey, P.C. provided only audit services which included reviews of the quarterly financial statements of the Company and its subsidiaries. The aggregate fees billed by our independent auditors for each of the last two fiscal years are as follows:

	2003	2002

Audit Fees	$1,500	$1,000

Audit-Related Fees	$ —	$ —

Tax Fees	$ —	$ —

All Other Fees	$ —	$ —

AUDIT COMMITTEE REPORT

               The company formed an Audit Committee on March 15, 2004. Prior to the formation of the Audit Committee the Company's Board of Directors fulfilled the role of the Audit Committee. Accordingly, as the Audit Committee was not formed in time to review and evaluate our 2003 audited financial statements, the Audit Committee did not:

  Review and discuss the 2003 audited financial statements with management.

  Discuss with the independent auditors the matters required to be discussed by SAS 61.

  Receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 or discussed with the independent accountant the independent accountant's independence.

  Recommend to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.
Signed:	David Whittle (Chairman)
Arthur Gononsky
Jack Jacobs

SUMMARY COMPENSATION TABLE

               The following table sets forth certain compensation information as to our current Chief Executive Officer, Alain Kardos, and our former Chief Executive Officer, Clifford Wilkins. Mr. Kardos has been our President since June 30, 2003 and became our Chief Executive Officer on December 1, 2003. Mr. Kardos has been President and a director of our subsidiary Image Innovations since its inception on January 14, 2003. Mr. Wilkins served as our Chief Executive Officer from June 30, 2003 until his resignation on December 1, 2003. Mr. Wilkins was chief executive officer of our subsidiary Image Innovations from January 14, 2003 to December 1, 2003. None of our executive officers earned more than $100,000 during our most recently completed fiscal year. Accordingly, we have not included any compensation information for any of our executive officers other than Mr. Kardos and Mr. Wilkins. The individuals named in the table are sometimes referred to in this proxy statement as the "Named Executive Officers."

		Annual
		Compensation
Name and			Long-Term	All Other
Principal Position	Year	Salary	Compensation	Compensation

Alain Kardos	2003	$83,051(2)	—	—
Chief Executive
Officer and
President (1)

Clifford Wilkins (3)	2003	—	—	—
Former CEO

Derick Sinclair	2002	—	—	—
Former CEO (3)	2001	—	—	—

(1)	Mr. Kardos became an executive officer in July 2003.

(2)	Mr. Kardos is paid in Canadian dollars. Compensation is calculated based on $1.33 CDN per $1.00 US as at April 9, 2004.

(3)	Neither Mr. Wilkins nor Mr. Sinclair received compensation for their services as Chief Executive Officer during the years indicated

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS

               We presently do not have any written agreements with any of our officers or directors. We anticipate entering into a written compensation agreements with Derick Sinclair, our Chief Financial Officer, during the current fiscal year.

CODE OF ETHICS

               We adopted a Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as Exhibit 4.1 to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our Chief Executive Officer, Chief Financial Officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K that we will file with the SEC.

EQUITY COMPENSATION PLAN INFORMATION

               As of December 31, 2003, we had no equity compensation plan. Shares that may be issuable under the proposed 2004 Stock Option Plan that is the subject of Proposal 2 of this proxy statement are discussed in the section that presents that proposal.

PROPOSAL 2: APPROVAL OF THE IMAGE INNOVATIONS HOLDINGS INC.
2004 STOCK OPTION PLAN, AS AMENDED

               The board of directors has adopted the Image Innovations Holdings Inc. 2004 Stock Option Plan, as amended (the "Plan") and is recommending that stockholders approve the Plan at the Annual Meeting.

               The board of directors has elected to propose a new incentive compensation plan at this time in order to present stockholders with the opportunity to assess and approve all forms of incentive compensation provided by our company.

               The purpose of the Plan is to promote the long-term interests of our company and its stockholders by strengthening our ability to attract and retain employees upon whose judgment, initiative, and efforts our financial success and growth depend.

               The Plan permits the grant of the both non-qualified stock options and incentive stock options, as defined under the Internal Revenue Code.

               A summary of the principal features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit C to this proxy statement.

               Shares Available for Issuance

               The Plan authorizes a share pool of 2,500,000 shares of our company's common stock.

               If an option granted under the Plan expires or is terminated, surrendered, or canceled without having been fully exercised, the shares covered by such options will again be available for grant under the Plan. The number of shares that are transferred to the company by a participant to pay the exercise price of an option will be subtracted from the number of shares issued with respect to such option for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise of an option will not be counted as exercised or used.

               Administration and Eligibility

               The Plan will be administered by the committee appointed by the board of directors to administer this Plan, or if no committee is appointed, the Board (the "Committee"). Individuals potentially eligible to receive options under the Plan include officers, directors and other salaried employees of the company and our subsidiaries and affiliates. There are currently approximately 23 employees eligible to participate. The Committee will determine the types of options to be granted, prescribe the terms and conditions of all options, and construe and interpret the terms of the Plan. All decisions made by the Committee will be final, binding, and conclusive. Subject to certain restrictions, the Committee may delegate its powers under the Plan to anyone, including one or more of our executive officers.

               Types of Stock Options

               The Committee is authorized to grant stock options, which may be either non-qualified stock options or incentive stock options, which qualify for special treatment under the Internal Revenue Code.

               The exercise price of any non-qualified stock option must be equal to or greater than 85% of the fair market value of the common stock on the date the stock option is granted. The exercise price of any incentive stock option must be equal to or greater than the fair market value of the common stock on the date the stock option is granted. The exercise price of any stock option granted to a ten-percent shareholder must be equal to or greater than 110% of the fair market value of the common stock on the date the stock option is granted. The term of a stock option cannot exceed ten (10) years. Any incentive stock option granted to a ten-percent shareholder will expire five (5) years after the grant date. Options granted to participants other than officers, directors and consultants will vest no less rapidly than the rate of twenty percent (20%) per year. Subject to the specific terms of the Plan, the Committee will have discretion to set such additional limitations on option grants as it deems appropriate.

               Each option agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant's employment. The termination provisions will be determined within the discretion of the Committee, may not be uniform among all participants, and may reflect distinctions based on the reasons for termination of employment.

               Upon the exercise of an option granted under the Plan, the option price is payable in full to the company in cash or its equivalent or, if expressly approved for the participant by the Committee, by one of the following methods: (a)cancellation of indebtedness of the company to the participant, (b) by tendering shares having a fair market value at the time of exercise equal to the aggregate exercise price (provided such shares have been held for at least 6 months prior to their tender, were acquired in the public market and are free from any lien), (c) by tender of a full recourse promissory note (subject to certain conditions specified in the Plan), (d) by waiver of compensation due or accrued to the participant for services rendered, (e) through a "same day sale" or margin commitment arranged in accordance with the Plan with an NASD broker-dealer, or (f) a combination of the preceding methods.

               The maximum number of options that may be granted in any fiscal year to any participant is 250,000.

               Fair Market Value

               For purposes of the Plan, fair market value generally will be determined by the Committee by reference to the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal or other appropriate measures.

               Amendment of the Plan

               The Board has the right and power to amend the Plan; provided, however, that the Board may not amend the Plan in a manner that would impair or adversely affect the rights of the holder of an option without the holder's consent. No material amendment of the Plan would be made without stockholder approval.

               Termination of the Plan

               The Board may terminate the Plan at any time. Termination may not in any manner impair or adversely affect any options outstanding at the time of termination.

               Committee's Right to Modify Benefits

               The Committee may grant options on terms and conditions different than those specified in the Plan for any reason, including to comply with the laws and regulations of any foreign jurisdiction, or to make the options more effective incentives under such laws and regulations, provided that any such action will not impair any participant's rights under any previously granted option without such participant's written consent.

               Repricing of Options

               The Committee may make any adjustments to options that would reduce or would have the effect of reducing the exercise price of an option previously granted under the Plan provided that the exercise price is not reduced to less than the minimum specified in the Plan.

               Duration of the Plan

               Awards may be made under the Plan during a ten-year period beginning on the effective date. The Plan will remain in effect until all options granted thereunder have been satisfied or terminated pursuant to the terms of the Plan.

               Federal Income Tax Consequences

               The Company has been advised by counsel that the federal income tax consequences as they relate to options are as follows.

               Incentive Stock Options ("ISOs")

               An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of shares underlying ISOs, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of those shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rate if the optionee has not disposed of the stock within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and the company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies. The exercise of an ISO may in some cases trigger liability for the alternative minimum tax. If an optionee sells the shares received upon exercise of an ISO before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disposition.

               Nonqualified Stock Options ("NQSOs")

               An optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such a stock option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the stock option.

               Million Dollar Deduction Limit

               The company may not deduct compensation of more than one million ($1,000,000) dollars that is paid to an individual who, on the last day of the taxable year, is either the our Chief Executive Officer or is among one of the four other most highly-compensated officers for that taxable year as reported in our proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.

               New Plan Benefits

               The following table sets forth number of options granted under the Image Innovations Holdings Inc. 2004 Stock Option Plan granted subject to stockholder approval.

2004 Stock Option Plan

	Aggregate
Name and Position	Options Price	Number of Options

Alain Kardos, Chief Executive Officer	$252,000	200,000

Executive Group	$189,000	150,000

Non-Executive Director Group	$501,600	220,000

Non-Executive Officer Employee Group	$1,699,900	955,000

Consultants	$160,800	60,000

               Approval by Stockholders

               In order to be adopted, the Plan must be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the meeting and entitled to vote.

RECOMMENDATION

The board of directors unanimously recommends that you vote FOR approval of the Image Innovations Holdings Inc. 2004 Stock Option Plan.

Exhibit A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Image Innovations Holdings Inc. (the "Corporation") shall be responsible for overseeing the integrity of the Company's financial statements and reporting process, overseeing the Corporation's compliance with legal and regulatory requirements, and the appointment, compensation, retention and oversight of the Corporation's independent auditor. The Board of Directors recognizes that the Committee will rely on the advice and information it receives from the Company's management and its outside auditors. The Board does, however, expect the t Committee to exercise independent judgment in assessing the quality of the Company's financial reporting process and its internal controls. In doing so, the Board expects that the Committee will maintain free and open communications with the other directors, the Corporation's independent auditors and the financial management of the Company.

The Committee has the authority to conduct any investigation appropriate to fulfilling its investigations. It shall have direct access to the independent auditors as well as to anyone in the Corporation as deemed necessary by the Committee. The Committee has the authority to retain, at the Corporation's expense, special legal, accounting or other experts, consultants and advisors, as it deems necessary in the performance of its duties.

The Committee shall have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, that the ultimate accountability of the independent auditors is to the Committee and that the independent auditors must report directly to the Committee. The Committee shall make regular reports to the Board concerning its activities.

The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, (i) to compensate the independent auditors engaged for purposes of rendering an audit report or related work or performing other audit, review or attest services, (ii) to compensate any experts, consultants or advisors engaged by the Committee and (iii) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall give prompt notice to the Corporation's Chief Financial Officer of all expenditures by the Committee.

II. COMPOSITION
The Committee shall be comprised of three directors, each of whom shall meet the independence requirements of the Securities and Exchange Commission ("SEC") and the American Stock Exchange ("AMEX"), including having the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. No member of the Committee, other than in his or her capacity as a member of the Board or of a committee of the Board, shall (i) accept any consulting, advisory or other fee from the Corporation or any subsidiary of the Corporation or (ii) be an affiliated person of the Corporation or any subsidiary of the Corporation. All members of the Committee shall meet the expertise requirements of the SEC and the AMEX, and at least one member of the Committee shall qualify as an "audit committee financial expert" under Section 401(e) of Regulation S-B. The members of the Committee shall be elected or reappointed by the Board annually for a one-year term. The Board shall appoint a Chairperson.

III. MEETINGS
The Committee will meet with management and the independent auditors at least quarterly and be available to meet more frequently as circumstances dictate. In addition to these regularly scheduled meetings, the Committee should meet, at its discretion, with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

IV. COMPENSATION
The members of the Committee shall be compensated for participation at Committee meetings as provided by the Board, and shall be reimbursed for expenses incurred in connection with their service on the Committee. No additional fees (other than for service as a director) may be paid to members of the Committee.

V. RESPONSIBILITIES AND DUTIES
The responsibilities and duties of the Committee shall include the following:

Documents/Reports Review
1) Review with financial management and the independent auditors, prior to filing, the Corporation's annual financial statements, the 10-KSB report and other reports, including the Management's Discussion and Analysis contained in these reports, the year-end earnings release and other financial information and earnings guidance provided to analysts or rating agencies, the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent auditors.

2) Review with financial management and the independent auditors each quarterly earnings release and 10-QSB quarterly reports, including the Management's Discussion and Analysis contained in these reports, prior to their filing.

3) Review with independent auditors and senior management the recommendations of the independent auditors included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

4) Review and discuss with management all Section 302 and 906 certifications and Section 404 internal control reports (including the attestation of the independent auditors) required by the S-O Act.

Independent Auditors
5) Appoint, retain (or terminate) and oversee the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The Committee shall also approve the compensation of the independent auditors. The independent auditors shall report to the Committee directly.

6) On a periodic basis, at least annually, the Committee will review and discuss with the auditors all significant relationships, including non-audit services, proposed or performed, the auditors have with the Corporation to determine the auditors' independence. In connection with each such review, the Committee shall request that the independent auditors submit a formal written statement delineating all relationships (including non-audit services performed) between the independent auditors and the Corporation and its officers and directors, consistent with Independence Standards Board Standard 1, describing the Independent Auditor Firm's internal quality control procedures and the particulars of any material issues raised by reviews of these procedures during the preceding five years. The Committee shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall recommend that the Board take appropriate action to oversee the independence of the auditors.

7) Meet with the independent auditors prior to the audit to review the planning and scope of the audit.

8) In addition to approving the engagement of the independent auditors to audit Corporation's consolidated financial statements, approve, in accordance with Section 202 of the S-O Act, all use of the Corporation's independent auditors for non-audit services, other than non-audit services prohibited by Section 10A(g) of the Securities Exchange Act of 1934, as amended. Audit and non-audit services must be approved either (i) explicitly in advance or (ii) pursuant to a pre-approved policy established by the Committee detailed as to the services that may be pre-approved, that does not permit delegation of approval authority to the Corporation's management, and requires management to inform the Committee of each service approved and performed under the policy. The Committee will also set clear hiring policies for employees or former employees of the Independent Auditor.

9) Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. In this regard, the Committee shall obtain, review and discuss with the independent auditors reports and analyses from the independent auditors concerning: (i) all critical accounting policies and practices used by the Corporation, (ii) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatment of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, the ramifications of the use of alternative disclosures and treatments and the treatments preferred by the independent auditors, (iii) significant issues regarding accounting principles and estimates. (iv) off-balance sheet items, (v) related party transactions, (vi) any other material written communications between the independent auditors and management. In addition, the Committee shall discuss certain matters required to be communicated to the Committee by the independent auditors in accordance with generally accepted accounting standards.

10) Ensure that the lead audit partner assigned by the independent auditors to the Corporation, as well as the reviewing or concurring partner and the other audit engagement team partners be rotated in accordance with Section 203 of the S-O Act.

11) Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process
12) In consultation with the independent auditors, review the integrity of the Corporation's financial reporting process, both internal and external.

13) Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14) Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements. In cases where any such disagreement cannot be resolved to the mutual satisfaction of management and the independent auditors, the Committee shall have the responsibility for making the final determination of the Corporation's position.

15) Establish regular reporting to the Committee by management and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

16) Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance
17) Review management's programs and processes for risk assessment and risk management for protection of the Corporation's assets and business.

18) Review, with the Corporation's counsel, legal compliance matters, including corporate Securities Trading Policy and Code of Business Conduct.

19) Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

Other Committee Responsibilities
20) Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, and auditing matters and confidential, anonymous submissions by employees of the Corporation of concerns regarding questionable accounting or auditing matters, consistent with the Corporation's Code of Business Conduct.

21) Annually prepare a report to stockholders as and to the extent required by SEC regulations. This report should be included in the Corporation's proxy statement to the extent required by SEC regulations.

22) Annually provide for a review of the Committee's performance.

23) Assure that minutes of each meeting are prepared and distributed to all members of the Board and provide periodic summary reports to the Board. The Secretary of the Corporation will maintain the permanent file of the minutes.

24) Review and approve the Corporation's Code of Business Conduct.

25) Review and update this Charter annually, as conditions dictate. Revisions to this Charter should be submitted to the Board for approval and published as required by SEC regulations.

26) Perform any other activities consistent with this Charter, the Corporation's By-Laws and government law, as the Committee or the Board deems necessary or appropriate.

Exhibit B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE
The purpose of the Compensation Committee (the "Committee") of the Board of the Directors (the "Board") of Image Innovations Holdings Inc. (the "Corporation") shall be to: 1) Discharge the Board's responsibilities relating to compensation of the Corporation's executives; and 2) Review and approve an annual report on executive compensation prepared by the Company's Chief Financial Officer for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations.

II. COMPOSITION
The Committee shall be comprised of no fewer than three members. Each member of the Committee shall satisfy the independence requirements of the American Stock Exchange and, if deemed appropriate from time to time, meet the definition of "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, and "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986. The Board shall appoint the members of the Committee annually, considering the recommendation of the Nominating and Governance Committee, as appropriate. The members of the Committee shall serve until their successors are appointed and qualify. The Board shall designate the Chairman of the Committee. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the above requirements.

III. MEETINGS
The Committee will meet least bi-annually and be available to meet more frequently as circumstances dictate. The Committee may ask members of management or others to attend Committee meetings and provide pertinent information when needed. At least half the members of the Committee will constitute a quorum with a majority of votes of those Committee members present at a meeting in which a quorum has been established being sufficient to adopt a resolution or otherwise take action. The Committee may delegate any of its responsibilities to subcommittees as the Committee may deem appropriate. Except as expressly provided in this Charter or the by-laws of the Corporation or the Corporate Governance Guidelines of the Corporation, the Committee shall fix its own rules of procedure.

IV. COMPENSATION
The members of the Committee shall be compensated for participation at Committee meetings as provided by the Board, and shall be reimbursed for expenses incurred in connection with their service on the Committee. No additional fees (other than for service as a director) may be paid to members of the Committee.

V. RESPONSIBILITIES AND DUTIES
The responsibilities of the Committee shall include:

1. Review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the CEO's performance in light of those goals and objectives, make recommendations to the Board with respect to the CEO's compensation level based on this evaluation. The CEO shall not be present during such deliberations and voting.

B-1

2. In determining the long-term incentive component of senior executive compensation, consider the Corporation's performance and relative shareholder return, the value of similar incentive awards to senior executives at comparable companies, and the awards given to the Corporation's senior executives in past years.

3. Review the compensation of all other officers of the Corporation and make recommendations to the Board with respect thereto.

4. Make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

5. Have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director and or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

6. Adopt, administer, approve and ratify awards under incentive compensation and stock plans, including amendments to the awards made under any such plans, and review and monitor awards under such plans.

7. Review the fees paid to independent directors for service on the Board and its committees and make recommendations to the Board with respect thereto.

8. Review and reassess the adequacy of this Charter annually, recommend any proposed changes to the Board for approval and annually review its own performance.

9. Form and delegate authority to subcommittees when appropriate.

VI. REPORTING
The Compensation Committee is an arm of, and responsible to, the Board of Directors to which it directly reports. The Committee is responsible for periodically updating the Board of Directors about Committee activities and making appropriate recommendations. In addition, the Committee will produce an annual report on executive compensation to be included in the annual proxy statement as the Compensation Committee Report in accordance with applicable rules and regulations.

B-2

Exhibit C

IMAGE INNOVATIONS HOLDINGS INC.

2004 STOCK OPTION PLAN

As Adopted by the Board of Directors on January 2, 2004
And amended February 19, 2004

1.          PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parents and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 20. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

2.          SHARES SUBJECT TO THE PLAN.

2.1        Number of Shares Available.

Subject to Sections 2.2 and 15, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,500,000 Shares or such lesser number of Shares as permitted under the laws of Nevada. Shares that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option will be available for grant and issuance in connection with future Options under this Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Options granted under this Plan.

2.2        Adjustment of Shares.

In the event that the number of outstanding shares of the Company's common stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then

(a)	the number of Shares reserved for issuance under this Plan; and

(b)	the Exercise Prices of and number of Shares subject to outstanding Options,

will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee in its discretion.

3.          ELIGIBILITY.

ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as

defined in Section 5 below) may be granted to employees, officers, directors and consultants of the Company or of any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Option under this Plan. The maximum number of options that may be granted in any fiscal year to any single participant is 250,000.

4.          ADMINISTRATION.

4.1        Committee Authority.

This Plan will be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee has full power to implement and carry out this Plan. Without limitation, the Committee has the authority to:

(a)	construe and interpret this Plan, any Stock Option Agreement or Exercise Agreement (each as defined in Section 5 below) and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan;

(c)	select persons to receive Options;

(d)	determine the form and terms of Options;

(e)	determine the number of Shares or other consideration subject to Options;

(f)
determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, any Options granted under this Plan or any awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)	grant waivers of Plan or Option conditions;

(h)	determine the vesting of and ability to exercise Options;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Option or any Stock Option Agreement or Exercise Agreement (each as defined in Section 5 below);

(j)	determine whether an Option has been earned; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

4.2        Committee Discretion.

Any determination made by the Committee with respect to any Option will be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of this Plan or Option, and subject to Section 5.9, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Option under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant Options under this Plan.

5.          OPTIONS.

The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Options, the Exercise Price of the Options, the period during which the Option may be exercised, and all other terms and conditions of the Options, subject to the following:

5.1        Form of Option Grant.

Each Option granted under this Plan will be evidenced by an Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2        Date of Grant.

The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3        Exercise Period.

Options may be exercisable immediately (subject to repurchase pursuant to Section 10 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of at least twenty percent (20%) per year over five (5) years from the date such Option is granted.

5.4        Exercise Price.

The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that

(i)	the Exercise Price of an ISO will not be less than 100% of the Fair Market Value of the Shares on the date of grant; and

(ii)	the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

Payment for the Shares purchased must be made in accordance with Section 6 of this Plan.

5.5        Method of Exercise.

Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

5.6        Termination.

Subject to earlier termination pursuant to Sections 16, 17 or 18 and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)
If the Participant is Terminated for any reason except death, Disability or Cause, then the Participant may exercise such Participant's Options, only to the extent that such Options are exercisable on the Termination Date and such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days after the Termination Date, or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee with any exercise after three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b)
If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after Participant's Termination other than for Cause), then Participant's Options may be exercised, only to the extent that such Options are exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee), as to all of some of the Vested Shares calculated as of the Termination Date if at all, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months after the Termination Date, or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise after

	(i)	three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Code Section 22(e)(3), or

(ii)
twelve (12) months after the Termination Date when the Termination is because of Participant's disability, within the meaning of Code Section 22(e)(3), deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c)
If the Participant is terminated for Cause, then Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7        Limitations on Exercise.

The Committee may specify a reasonable minimum number of Shares that may be purchased on exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8        Limitations on ISOs.

The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 16 below) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9        Modification, Extension or Renewal.

The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10       No Disqualification.

Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.          PAYMENT FOR SHARE PURCHASES.

6.1        Payment.

Payment for Shares purchased pursuant to this Plan may be made in cash (by cheque) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Participant;

(b)	by surrender of shares that either:

(i) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or

(ii) were (1) obtained by the Participant in the public market and (2) are clear of all liens, claims, encumbrances or security interests;

(c)
by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

(d)	by waiver of compensation due or accrued to the Participant for services rendered;

(e)	provided that a public market for the Company's stock exists:

(i)
through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(ii)
through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)	by any combination of the foregoing.

6.2        Loan Guarantees.

The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

7.          WITHHOLDING TAXES.

7.1        Withholding Generally.

Whenever Shares are to be issued in satisfaction of Options granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

7.2        Stock Withholding.

When, under applicable tax laws, the Participant incurs tax liability in connection with the exercise or vesting of any Option that is subject to tax withholding and the Participant is obligated to pay the

Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

8.          PRIVILEGES OF STOCK OWNERSHIP.

8.1        Voting and Dividends.

No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 10. The Company will comply with the laws of Nevada with respect to the voting rights of common stock.

8.2        Financial Statements.

The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Options outstanding, or as otherwise required under the laws of Nevada. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

9.          TRANSFERABILITY.

Options granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option will be exercisable only by the Participant or Participant's legal representative and any elections with respect to an Option may be made only by the Participant or Participant's legal representative.

10.         RESTRICTIONS ON SHARES.

10.1       Right of First Refusal.

At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Stock Option Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by the laws of Nevada, provided, that such right of first refusal terminates upon the Company's initial public offering of common stock pursuant to an effective registration statement filed under the Securities Act.

10.2       Right of Repurchase.

At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Stock Option Agreement a right to repurchase Unvested Shares held by a Participant following such

Participant's Termination at any time within ninety (90) days after Participant's Termination Date (or in the case of securities issued upon exercise of an Option after the Participant's Termination Date, within ninety (90) days after the date of such exercise) for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price, provided, that to the extent the Participant is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company such right to repurchase Unvested Shares lapses at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant of the Option.

10.3        Certificates.

All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

11.         ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

12.          EXCHANGE AND BUYOUT OF OPTIONS.

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, shares of common stock of the Company (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

13.         SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

This Plan is intended to comply with the laws of Nevada. Any provision of this Plan which is inconsistent with those laws shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of those laws. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to

(a)	obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or

(b)
compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

14.         NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

15.         CORPORATE TRANSACTIONS.

15.1        Assumption or Replacement of Options by Successor.

In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of all or substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor or acquiring corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 15.1. In the event such successor or acquiring corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 15.1, then notwithstanding any other provision in this Plan to the contrary, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

15.2        Other Treatment of Options.

Subject to any greater rights granted to Participants under the foregoing provisions of this Section 15, in the event of the occurrence of any transaction described in subsection 15.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

15.3        Assumption of Options by the Company.

The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company's option, or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

16.         ADOPTION AND SHAREHOLDER APPROVAL.

This Plan will become effective on the date that it is adopted by the Board (the "Effective Date"). This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan, and (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company. In the event that initial shareholder approval is not obtained within twelve (12) months before or after this Plan is adopted by the Board, all Options granted hereunder will be canceled.

17.         TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

18.         AMENDMENT OR TERMINATION OF PLAN.

Subject to Sections 5.9 and 5.10, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the laws of Nevada as such provisions apply to ISO plans.

19.         NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options or any other equity awards outside of this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.         DEFINITIONS.

As used in this Plan, the following terms will have the following meanings:

"Board" means the Board of Directors of the Company.

"Cause" means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for or guilty plea to, a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud, (ii) the Participant's commission of an act of personal dishonesty which involves a personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any material provision of any agreement or understanding between the Company or a Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant's service as an employee, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant's intentional disregard of the policies of the Company or a Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

"Company" means Image Innovations Holdings Inc., a Nevada corporation, or any successor corporation.

"Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means, as of any date, the value of a share of the Company's common stock determined as follows:

(a)	if such common stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

(b)
if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)
if such common stock is publicly traded but is not listed on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

(d)	if none of the foregoing is applicable, by the Committee in good faith.

"Option" means an award of an option to purchase Shares pursuant to Section 5.

"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Participant" means a person who receives an Option under this Plan.

"Plan" means this Stock Option Plan, as amended from time to time.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the United States Securities Act of 1933, as amended.

"Shares" means shares of the Company's common stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

"Subsidiary" or "Subsidiaries" means any corporation or corporations (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while the Participant is on leave from the Company or a Parent or Subsidiary of the Company as the Committee may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

"Unvested Shares" means "Unvested Shares" as defined in Section 2.2 of the Stock Option Agreement.

"Vested Shares" means "Vested Shares" as defined in Section 2.2 of the Stock Option Agreement.

No. ____

IMAGE INNOVATIONS HOLDINGS INC.

2004 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between IMAGE INNOVATIONS HOLDINGS INC., a Nevada corporation (the "Company"), and the Participant named below ("Participant"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2004 Stock Option Plan (the "Plan").

Participant:
Social Security Number:
Address:

Total Option Shares:
Exercise Price Per Share:	$
Date of Grant:
Vesting Start Date:	June 1, 2004
Expiration Date:	January 2, 2014
[unless earlier terminated under
Section 3 below]

Type of Stock Option
(Check one):	☐	Incentive Stock Option
	☒	Nonqualified Stock Option

1.          Grant of Option.

1.1         Grant. The Company hereby grants to Participant an option (this "Option") to purchase the total number of shares of common stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.          Exercise Period.

2.1         Exercise Period of Option. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, this Option will become vested and exercisable as to portions of the Shares as follows: (a) this Option shall not vest nor be exercisable with respect to any of the Shares until the Vesting Start Date (the "First Vesting Date"); (b) on the First Vesting Date this Option will become vested and exercisable as to 1/3rd (33.333%) of the Shares; and (c) thereafter at the end of each full succeeding month this Option will become vested and exercisable as to 1/19th (5.236%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share.

2.2         Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "Unvested Shares."

2.3         Expiration. The Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date, unless earlier terminated under Section 3 below.

3.          Termination.

3.1         Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or Cause, this Option, to the extent (and only to the extent) that it is exercisable by Participant on the Termination Date, may be exercised by Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

3.2         Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or the Participant dies within three (3) months after Termination other than for Cause) this Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative), if at all, as to all or some of the Vested Shares calculated as of the Termination Date no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code is deemed to be an NQSO.

3.3         Termination for Cause. If Participant is Terminated for Cause, then this Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

3.4         No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

4.          Manner of Exercise.

4.1         Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Participant's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2         Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares, unless it is exercised as to all Shares as to which this Option is then exercisable.

4.3         Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

(a)	by cancellation of indebtedness of the company to the Participant;

(b)	by waiver of compensation due or accrued to the Participant for services rendered;

(c)	by waiver of compensation due or accrued to Participant for services rendered;

(d)
provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e)	by any combination of the foregoing.

4.4         Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

4.5         Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.          Notice of Disqualifying Disposition of ISO Shares.

5.1         Early Disposition. If this Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of this Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

6.          Compliance with Laws and Regulations.

6.1 Nevada Law. The Plan and this Agreement are intended to comply with the laws of Nevada. Any provision of this Agreement which is inconsistent with the laws of Nevada shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of the laws of

Nevada. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's common stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7.          Non-transferability of Option.

7.1         No Transfers. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant.

8.          Company's Right of First Refusal.

8.1         Private Company Rights. If and for so long as the Company's securities are not publicly traded, then before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "Right of First Refusal").

9.          Tax Consequences.

9.1         Summary. Sections 9.2 through 9.4 set out a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

9.2         Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal or Nevada income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

9.3         Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal and Nevada income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is or was an employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

9.3         Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a)	Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and Nevada income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b)
Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c)
Withholding. The Company may be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

10.         Privileges of Stock Ownership.

10.1        No Rights as Optionee. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

11.         General

11.1        Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

11.2.        Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

11.3.         Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

11.4.         Successors and Assigns. The Company may assign any of its rights under this Agreement, including the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

11.5.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as such laws are applied to agreements between Nevada residents entered into and to be performed entirely within Nevada. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

11.6.         Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate as of the Date of Grant.

IMAGE INNOVATIONS HOLDINGS INC.	PARTICIPANT

By:
Alain Kardos
CEO

[SIGNATURE PAGE TO STOCK OPTION AGREEMENT]

IMAGE INNOVATIONS HOLDINGS INC.

2004 STOCK OPTION PLAN

STOCK OPTION EXERCISE AGREEMENT

This Exercise Agreement (this "Exercise Agreement") is made and entered into as of ______________ , 20___ (the "Effective Date") by and between Image Innovations Holdings Inc., a Nevada corporation (the "Company"), and the Purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2004 Stock Option Plan (the "Plan").

Purchaser:

Social Security Number:

Address:

Total Number of Shares:

Exercise Price Per Share:

Total Exercise Price:

Option No.:

Date of Grant:

Type of Option:	☐	Incentive Stock Option

	☐	Nonqualified Stock Option

1.          Exercise of Option.

1.1         Exercise. Pursuant to exercise of that certain option ("Option") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above ("Shares") of the Company's Common Stock at the Exercise Price Per Share set forth above ("Exercise Price"). As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received on account of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

1.2         Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

Purchaser desires to take title to the Shares as follows:

☐	Individual, as separate property
☐	Husband and wife, as community property
☐	Joint Tenants
☐	Alone or with spouse as trustee(s) of the following trust (including date):

☐	Other; please specify:

1.3         Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

☐	in cash (by check) in the amount of $ ____________ , receipt of which is acknowledged by the Company;

☐	by cancellation of indebtedness of the Company to Purchaser in the amount of $ __________ ;

☐	by the waiver hereby of compensation due or accrued for services rendered in the amount of $ _________ .

2.          Delivery.

2.1         Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) three (3) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "Stock Powers"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations.

2.2         Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 10 until expiration or termination of the Company's Right of First Refusal described in Section 8.

3.          Representations and Warranties of Purchaser.

Purchaser represents and warrants to the Company that:

3.1         Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2         Purchase for Own Account for Investment.

Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

3.3         Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

3.4         Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5         No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4.          Compliance with Securities Laws.

4.1         Compliance with U.S. Federal Securities Laws.

Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

4.2         Compliance with Nevada Securities Laws.

The Plan, the stock option agreement, and this Exercise Agreement are intended to comply with the laws of Nevada. Any provision of this Exercise Agreement which is inconsistent with those laws shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of those laws. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED IN NEVADA AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

5.          Restricted Securities.

5.1         No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

5.2         SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

5.3         SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (in addition to the holding period requirements) of Rule 144.

6.          Restrictions on Transfers.

6.1         Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a)	Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)	Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

(c)
Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

(d)
Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

6.2         Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal, except as permitted by this Exercise Agreement.

6.3         Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Purchaser.

7.          Market Standoff Agreement. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

8.          Company's Right of First Refusal. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

8.1         Notice of Proposed Transfer. The Holder of the Offered Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

8.2         Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

8.3         Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

8.4         Payment. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60)

days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

8.5         Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

8.6         Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

8.7         Termination of Right of First Refusal. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

9.          Rights as Shareholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

10.         Escrow. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that

Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Right of First Refusal.

11.         Restrictive Legends and Stop-Transfer Orders.

11.1        Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.2        Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

11.3        Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

12.         Tax Consequences. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION

WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS OPTION OR DISPOSING OF THE SHARES.

12.1        Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

12.2        Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a state income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is a current or former employee of the Company, he Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

12.3        Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a)           Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and Nevada income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b)           Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c)           Withholding. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

13.         Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

14.         Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its rights to repurchase Shares under the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.

Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

15.         Governing Law; Severability. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada as such laws are applied to agreements between Nevada residents entered into and to be performed entirely within Nevada. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

16.         Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

17.         Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

18.         Headings. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

19.         Entire Agreement. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all of its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date.

By:

(Signature)

LIST OF EXHIBITS

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:	Spouse Consent

Exhibit 3:	Copy of Purchaser's Cheque

EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ___ dated as of _______________ , ________ , (the "Exercise Agreement"), the undersigned hereby sells, assigns and transfers unto _______________________________ , shares of the Common Stock of ____________ ., a Nevada corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE EXERCISE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _______________ , ____

_____________________

__________________________________
(Signature)

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Right of First Refusal" set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser.

EXHIBIT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of Purchaser has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "Exercise Agreement"). In consideration of the Comp Agreement, the undersigned hereby agrees to be irrevocably bound by the Exercise Agreement and further agrees that any community property interest I, the undersigned spouse, may have in the Shares and any other property pursuant to the Exercise Agreement shall similarly be bound by the Exercise Agreement. The undersigned hereby appoints Purchaser as his or her attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Agreement.

Date:___________________________

__________________________________
Name of Purchaser - Print

__________________________________
Signature of Purchaser's Spouse

EXHIBIT 3

COPY OF PURCHASER'S CHEQUE

IMAGE INNOVATIONS HOLDINGS INC.

The undersigned hereby appoints Derick Sinclair and Michael Radcliffe, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in Image Innovations Holdings Inc., a Nevada corporation (the "Corporation"), at the 2004 Annual Meeting of the Stockholders of the Corporation, scheduled to be held on December 6, 2004, and any adjournments or postponements thereof, as follows:

This proxy is being solicited on behalf of the Board of Directors of the Corporation. The board recommends a vote FOR each of the following proposals.

1.	Election of the following nominees to the Board of Directors of the Corporation.

	Derick Sinclair		Alain Kardos		Michael Radcliffe		James Armenakis
		David W hittle		Jack Jacobs		Arthur Gononsky

	☐	FOR the nominees listed above
	☐	W ITHHOLD authority to vote for all nominees
	☐	W ithhold authority to vote for the following individual nominees:

[Print Name(s)]

2.	Approval of the Image Innovations Holdings Inc. 2004 Stock Option Plan, as amended.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Upon such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES W ILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND FOR PROPOSAL 2, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE CORPORATION'S PROXY STATEMENT, DATED NOVEMBER 24, 2004, IS HEREBY ACKNOW LEDGED.

Dated:   ________________________ , 2004

[L.S.]

[L.S.]

(Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

PLEASE M ARK, DATE, SIGN AND RETURN
THIS PROXY IN THE ACCOM PANYING ENVELOPE